OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Supplement dated March 27, 2017 to the

Statutory Prospectus dated February 28, 2017

This supplement amends the Statutory Prospectus of Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”), dated February 28, 2017, and is in addition to any other supplements.

Effective April 3, 2017:

1.	The table titled “Annual Fund Operating Expenses” and the footnotes immediately following it have been deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.24%	0.24%	0.23%	0.23%	0.23%	0.04%
Total Annual Fund Operating Expenses	1.16%	1.91%	1.90%	1.40%	0.90%	0.71%
Fee Waiver and/or Expense Reimbursement[2]	(0.01%)	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.91%	1.90%	1.40%	0.90%	0.71%
1.	Expenses have been restated to reflect increased Management Fees.
2.	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 1.15% for Class A shares, 0.90% for Class Y shares, and 0.71% for Class I shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

2.	The “Example” table that follows the “Annual Fund Operating Expenses” table has been deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$686	$923	$1,179	$1,910	$686	$923	$1,179	$1,910
Class B	$696	$906	$1,241	$1,874	$196	$606	$1,041	$1,874
Class C	$295	$603	$1,036	$2,243	$195	$603	$1,036	$2,243
Class R	$144	$446	$771	$1,691	$144	$446	$771	$1,691
Class Y	$92	$288	$501	$1,113	$92	$288	$501	$1,113
Class I	$73	$228	$396	$886	$73	$228	$396	$886

3.	The first paragraph of the “Advisory Fees” section of the Prospectus has been deleted in its entirety and replaced with the following:

Advisory Fees: Effective April 3, 2017, under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.68% of the first $500 million of average net assets of the Fund, 0.65% of the next $500 million, 0.62% of the next $4 billion, and 0.60% of average annual net assets over $5 billion, calculated on the daily net assets of the Fund. Prior to April 3, 2017, the Fund paid the Manager an advisory fee at the following annual rates: 0.90% of the first $200 million of average net assets of the Fund, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of average annual net assets over $600 million. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund’s advisory fee for the fiscal year ended October 31, 2016 was 0.83% of average annual net assets, before any applicable waivers.

After discussions with the Fund’s Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest and fees from borrowing, interest and related expenses from inverse floaters, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other unusual and infrequent expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 1.15% for Class A shares, 0.90% for Class Y shares, and 0.71% for Class I shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

March 27, 2017                                                                                                                                              PS0721.028